UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 6, 2023

GoLogiq, Inc.
(Exact name of registrant as specified in its charter)

NV	333-210544	35-2618297
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079 New York, NY 10004
(Address of Principal Executive Offices)

(808) 829-1057
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Introductory Note

This Current Report on Form 8-K is being filed, in part, in connection with the completion of the previously announced business combination with with GammaRey, Inc., a Delaware corporation (“GammaRey”) pursuant to that certain  Share Exchange Agreement (the “Share Exchange Agreement”), with GammaRey and the shareholders of GammaRey (the “Shareholders”).

Item 2.01 Completion of Acquisition or Disposition of Assets.

First Amendment to the Share Exchange Agreement

Effective March 6, 2023, the
Company, GammaRey and the Shareholders entered into the First Amendment to the Share Exchange Agreement (the “First Amendment”) whereby the parties agreed to issue at Closing an aggregate of seventy-seven million five hundred thousand (77,500,000) shares of common stock of the Company, with an additional twenty-nine million one hundred sixty-six thousand six hundred sixty-six (29,166,667) shares of common stock of the Company being reserved for later issuance to the Shareholders pursuant to the terms and conditions of the First Amendment.

Share Exchange Agreement

Effective March 7, 2023, the Company, GammaRey and the Shareholders consummated the transactions contemplated by the Share Exchange Agreement.  Pursuant to the Share Exchange Agreement, at the closing, the Company acquired all of the outstanding shares of common stock of GammaRey held by the Shareholders, and issued to the Shareholders  an aggregate of seventy-seven million five hundred thousand (77,500,000) shares of common stock of the Company, with an additional twenty-nine million one hundred sixty-six thousand six hundred sixty-six (29,166,667) shares of common stock of the Company being reserved for later issuance to the Shareholders pursuant to the terms of the Share Exchange Agreement and the First Amendment.

The shares were exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering, and Regulation D and Regulation S under that section, and that these securities, when issued, may not be offered or sold in the United States absent such registration or an applicable exemption from such registration requirements, and will be subject to further contractual restrictions on transfer as described in the Share Exchange Agreement.

All descriptions of the Share Exchange Agreement and the First Amendment herein are qualified in their entirety by reference to the text thereof filed as Exhibits 2.1 and 2.2 hereto, which are incorporated herein by reference. The Share Exchange Agreement governs the contractual rights between the parties in relation to the transactions contemplated thereby and contains customary representations and warranties and pre- and post-closing covenants of each party. The Share Exchange Agreement is not intended to be, and should not be relied upon as, making disclosures regarding any facts and circumstances relating to the Company or GammaRey. The Share Exchange Agreement is described in this Current Report on Form 8-K and attached as Exhibit 2.1 hereto only to provide investors with information regarding the terms and conditions of the Share Exchange Agreement, and, except for its status as a contractual document that establishes and governs the legal relationship among the parties thereto with respect to the transactions contemplated thereby, is not intended to provide any other factual information regarding the Company or GammaRey or the actual conduct of their respective businesses during the pendency of the Share Exchange Agreement, or to modify or supplement any factual disclosures about the Company contained in any of the Company’s public reports filed with the Securities Exchange Commission (the “SEC”).

This current report on Form 8-K/A is issued in accordance with Rule 135c under the Securities Act, and is neither an offer to sell any securities, nor a solicitation of an offer to buy, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 6, 2023, holders of a majority of the outstanding shares of common stock of the Company approved resolutions (1) to increase the aggregate number of shares which the Corporation shall have authority to issue to five hundred million (510,000,000) shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock”, with all of such shares having a par value of $0.001 per share, and consisting of five hundred million (500,000,000) shares of common stock and ten million (10,000,000) shares of preferred stock, and (2) granting discretionary authority for the Company’s Board of Directors, without further stockholder approval, to, at any time before the earlier of December 31, 2024 and the date of the Corporation’s 2024 annual meeting of stockholders, (a) effect a reverse stock split of all of the outstanding Common Stock, by the filing of an amendment to our Amended and Restated Articles of Incorporation with the Secretary of State of Nevada, in a ratio of between one-for-two and one-for-ten, with the Corporation’s Board having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the Board of Directors in its sole discretion, and/or (b) effect a forward stock split of all of the outstanding Common Stock, by the filing of an amendment to our Amended and Restated Articles of Incorporation with the Secretary of State of Nevada, in a ratio of between two-for-one and five-for-one, with the Corporation’s Board having the discretion as to whether or not the forward split is to be effected, and with the exact exchange ratio of any forward split to be set at a whole number within the above range as determined by the Board of Directors in its sole discretion.

The Company has not yet filed amendments to the Articles of Incorporation to effect either the increase in authorized shares or the stock split.

Item 7.01
Regulation FD Disclosure
.

On March 7, 2023, the Company issued a press release regarding an operational and corporate update.
A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1
Form of Share Exchange Agreement, dated December 31, 2022, by and among GoLogiq Inc., GammaRey Inc. and shareholders of GammaRey Inc., incorporated herein by reference to Exhibit 2.1 filed with the Securities and Exchange Commission on Form 8-K on January 4, 2023.

2.2	Form of First Amendment to the Share Exchange Agreement, dated March 6, 2023, by and among GoLogiq Inc., GammaRey Inc. and shareholders of GammaRey.

99.1	Press release, dated March 7, 2023.

*
The copies of the Agreement filed herewith have been redacted to remove certain confidential information. We intend to file a confidential treatment request with the
Commission regarding this information
and/or include such information by amendment to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoLogiq, Inc.

Date: March 9, 2023	By:	/s/ Brent Suen
		Name:	Brent Suen
		Title:	Chief Executive Officer